UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

IonQ, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39694	84-2992192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive College Park, MD	20740
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 298-7997

dMY Technology Group, Inc. III

1180 North Town Center Drive, Suite 100, Las Vegas, NV 89144

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IONQ	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	IONQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Overview

This Current Report on Form 8-K is being filed to report matters under items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.03, 5.05, 5.06, 7.01, and 9.01 of Form 8-K. On September 30, 2021 (the “Closing Date”), IonQ Quantum, Inc., a Delaware corporation (formerly known as IonQ, Inc.) (“Legacy IonQ”), dMY Technology Group, Inc. III, a Delaware corporation (“dMY”), and IonQ Trap Acquisition, Inc., a Delaware corporation and a direct, wholly owned subsidiary of dMY (“Merger Sub”), consummated the closing of the transactions contemplated by the Agreement and Plan of Merger, dated March 7, 2021, by and among dMY, Merger Sub, and Legacy IonQ, (the “Merger Agreement”), following the approval at a special meeting of the stockholders of dMY held on September 28, 2021 (the “Special Meeting”).

Pursuant to the terms of the Merger Agreement, a business combination of Legacy IonQ and dMY was effected by the merger of Merger Sub with and into Legacy IonQ, with Legacy IonQ surviving the Merger (the “Surviving Entity”) as a wholly owned subsidiary of dMY (the “Merger,” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the consummation of the Merger on the Closing Date, dMY changed its name from dMY Technology Group, Inc. III to IonQ, Inc. (the “Company”).

In connection with the Special Meeting and the Business Combination, the holders of 950,923 shares of dMY’s Class A common stock, par value $0.0001 per share (the “Class A Stock”), exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $9.5 million.

Conversion and Exchange of Equity in the Business Combination

At the effective time of the Merger (the “Effective Time”), as a result of the Merger, each share of Legacy IonQ capital stock that was then issued and outstanding (other than dissenting shares and shares owned by dMY, Merger Sub or Legacy IonQ immediately prior to the Effective Time) was cancelled and converted into the right to receive 4.048 shares (the “Exchange Ratio”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”).

At the Effective Time, as a result of the Merger, each option to purchase Legacy IonQ capital stock that was outstanding immediately prior to the Effective Time, whether vested or unvested, was assumed by the Company and converted into an option to purchase a number of shares of Common Stock (such option, an “Exchanged Option”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Legacy IonQ capital stock subject to such Legacy IonQ option immediately prior to the Effective Time and (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (1) the exercise price per share of such Legacy IonQ option immediately prior to the Effective Time, divided by (2) the Exchange Ratio. Except as specifically provided in the Merger Agreement, following the Effective Time, each Exchanged Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding Legacy IonQ option immediately prior to the Effective Time. In other respects, the new stock options will be governed by the terms and conditions of the Equity Incentive Plan (as defined below).

At the Effective Time, as a result of the Merger, each warrant exercisable for Legacy IonQ Series B-1 preferred stock that was outstanding immediately prior to the Effective Time, whether vested or unvested, was assumed by the Company and converted into a warrant to purchase a number of shares of Common Stock (such warrant, an “Exchanged Warrant”) equal to the product (rounded down to the nearest whole number) of (a) the number of shares of Legacy IonQ common stock issuable upon conversion of a share of Legacy IonQ Series B-1 preferred stock immediately prior to the Effective Time and (b) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (i) the exercise price per share of such Legacy IonQ warrant immediately prior to the Effective Time divided by (ii) the Exchange Ratio. Except as specifically provided in the Merger Agreement, following the Effective Time, Exchanged Warrants will have the same terms and be subject to the same conditions (including applicable vesting conditions) as set forth in the Legacy IonQ warrant agreement.

At the Effective Time, as a result of the Merger, each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time was cancelled and converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of Legacy IonQ, the surviving corporation in the Merger.

A description of the Business Combination and the terms of the Merger Agreement are included in the final prospectus and definitive statement, dated August 12, 2021 (the “Proxy Statement/Prospectus”) filed by the Company with the Securities and Exchange Commission (the “SEC”) in the section titled “Proposal No. 1—The Transaction Proposal” beginning on page 245 of the Proxy Statement/Prospectus. The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference.

PIPE Subscription Agreements

On the Closing Date, certain investors (the “PIPE Investors”) purchased from the Company an aggregate of 34,500,000 shares of dMY Class A common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $345.0 million, pursuant to separate subscription agreements entered into and effective as of March 7, 2021 (each, a “Subscription Agreement”). Pursuant to the Subscription Agreements, the Company granted certain registration rights to the PIPE Investors with respect to the PIPE Shares. The sale of the PIPE Shares was consummated concurrently with the closing of the Business Combination (the “Closing”). A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section titled “The Merger Agreement and Related Agreements—Related Agreements—Subscription Agreements” on page 135 of the Proxy Statement/Prospectus. The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the subscription agreements attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, which are incorporated herein by reference.

Support Agreements

Pursuant to the terms of the Merger Agreement, dMY and Legacy IonQ obtained and delivered sponsor support agreements (“Sponsor Support Agreements”) and stockholder support agreements (“Stockholder Support Agreements”) executed by certain equityholders of Legacy IonQ and dMY (the “Supporting Equityholders”). Under the Sponsor Support Agreements, Sponsor stockholders agreed to (a) vote all of their dMY securities in favor of the Merger Agreement, the transactions contemplated by the Merger Agreement and certain other matters and against certain other matters and (b) certain restrictions on their dMY securities, in each case upon the terms and subject to the conditions set forth therein. Under the Stockholder Support Agreement, the Legacy IonQ stockholders agreed, among other things, to vote, or provide consent with respect to, the securities of Legacy IonQ in favor of adopting the Merger Agreement and the transactions contemplated thereby, among other matters, and against certain other matters.

The Sponsor Support Agreements and Stockholder Support Agreements are described in the Proxy Statement/Prospectus in the sections titled “The Merger Agreement and Related Agreements—Related Agreements—Sponsor Support Agreement” and “The Merger Agreement and Related Agreements—Related Agreements—IonQ Stockholder Support Agreement” on page 136 of the Proxy Statement/Prospectus. The foregoing description of the agreements is a summary only and is qualified in its entirety by the full text of the form of the Sponsor Support Agreement and Stockholder Support Agreement, copies of which are attached hereto as Exhibits 10.9 and 10.10, which are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Lock-Up Agreements

In connection with the Business Combination, the Company, certain stockholders of dMY, including the PIPE Investors, and certain stockholders, officers and directors of Legacy IonQ entered into a lock-up agreement (the “Lock-Up Agreement”). The terms of the Lock-Up Agreement are described in the Proxy Statement/Prospectus in the section titled “The Merger Agreement and Related Agreements—Related Agreements—Lock-Up Agreement” on page 137 of the Proxy Statement/Prospectus.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by the full text of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.11 and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On the Closing Date, that certain Registration Rights Agreement, dated November 12, 2020, was amended and restated, and certain persons and entities receiving shares of Common Stock pursuant to the Merger Agreement and certain persons and entities holding securities of dMY prior to the Closing entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). The terms of the A&R Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section titled “The Merger Agreement and Related Agreements—Related Agreements—Amended and Restated Registration Rights Agreement” on page 137 of the Proxy Statement/Prospectus.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with all of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.13 and incorporated herein by reference.

Item 2.01	Completion of Acquisition of Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

•	192,485,413 shares of Common Stock;

•	8,301,202 warrants, each exercisable for one share of Common Stock at a price of $1.38 per share (the “Legacy IonQ Warrants”); and

•	11,500,000 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share (the “Warrants”).

FORM 10 INFORMATION

Item 2.01(f) of this Current Report on Form 8-K states that if the predecessor registrant was a shell company, as dMY was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to dMY, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•

the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

•	the Company’s financial and business performance following the Business Combination, including financial projections and business metrics;

•	Changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	The implementation, market acceptance and success of the Company’s business model and growth strategy;

•	The Company’s expectations and forecasts with respect to market opportunity and market growth;

•	The ability of the Company’s products and services to meet customers’ compliance and regulatory needs;

•	The Company’s ability to attract and retain qualified employees and management;

•

The Company’s ability to adapt to changes in consumer preferences, perception and spending habits and develop and expand its product offerings and gain market acceptance of its products, including in new geographies;

•	The Company’s ability to develop and maintain its brand and reputation;

•	Developments and projections relating to the Company’s competitors and industry;

•	The impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and the actions the Company may take in response thereto;

•	The impact of the COVID-19 pandemic on customer demands for cloud services;

•	The Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	Expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act;

•	The Company’s future capital requirements and sources and uses of cash;

•	The Company’s ability to obtain funding for its operations and future growth; and

•	The Company’s business, expansion plans and opportunities.

Please see the other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 42 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

In addition, statements that “IonQ believes” or “dMY believes” and similar statements reflect dMY’s or IonQ’s beliefs and opinions on the relevant subject. These statements are based upon information available to IonQ or dMY, as the case may be, as of the date of the Proxy Statement/Prospectus, and while IonQ or dMY, as the case may be, believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that such party has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Business and Properties

The business and properties of dMY and Legacy IonQ prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Information About dMY” and “Information About IonQ” beginning on pages 155 and 176, respectively, of the Proxy Statement/Prospectus, and such descriptions are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 42 of the Proxy Statement/Prospectus and are incorporated herein by reference.

Financial Information

Unaudited Condensed Financial Statements

The unaudited condensed financial statements as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 of Legacy IonQ are set forth in Exhibit 99.2 hereto.

These unaudited condensed financial statements should be read in conjunction with the historical audited financial statements of Legacy IonQ as of and for the years ended December 31, 2020 and 2019 and the related notes included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus.

Unaudited Pro Forma Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and the unaudited pro forma combined statement of operations for the year ended December 31, 2020 is set forth in Exhibit 99.3.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy IonQ for the six months ended June 30, 2021 and 2020 and for the years ended December 31, 2020 and 2019 is included in Exhibit 99.4 hereto, and is incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are as follows, with each person’s biography and familial relationship, if any, described in the Proxy Statement/Prospectus in the section titled “Management of the Combined Company” beginning on page 214 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Name	Age*	Position
Executive Officers
Peter Chapman	60	President & Chief Executive Officer and Director
Jungsang Kim	52	Chief Technology Officer and Director
Christopher Monroe	55	Chief Scientist
Thomas Kramer	51	Chief Financial Officer and Secretary
Non-Employee Directors
Craig Barratt	59	Chairman of the Board
Blake Byers	36	Director
Ronald Bernal	56	Director
Niccolo de Masi	41	Director
Harry You	62	Director

*	As of September 30, 2021.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is described in the Proxy Statement/Prospectus in the section titled “IonQ Executive Compensation” beginning on page 207 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Upon the Closing Date, each of the executive officers, including the named executive officers, will become eligible to receive severance benefits under the terms of the IonQ, Inc. Change in Control Severance Plan. The description of the severance plan is qualified in its entirety by the full text of the Change in Control Severance Plan and Summary Plan Description, a copy of which is attached hereto as Exhibit 10.4, and incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is described in the Proxy Statement/Prospectus in the sections titled “IonQ Executive Compensation—Non-Employee Director Compensation” on page 213 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the Closing Date, after giving effect to the Closing, by:

•	each person known by the Company to be the beneficial owner of more than 5% of Common Stock upon the Closing of the Business Combination;

•	each of the Company’s executive officers and directors; and

•	all of the Company’s executive officers and directors as a group upon the Closing.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and restricted stock units that are currently exercisable or vested or that will become exercisable or vest within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on 192,485,413 shares of Common Stock issued and outstanding as of the Closing Date and other than as noted below, do not take into account the issuance of any shares of Common Stock upon the exercise of the Warrants or the Legacy IonQ Warrants.

Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Shares
5% and Greater Stockholders:
New Enterprise Associates(2)	29,277,852	15.2%
GV(3)	21,907,038	11.4
dMY Sponsor III, LLC	11,425,000	5.8
Executive Officers and Directors:
Peter Chapman(4)	3,913,501	2.0
Jungsang Kim(5)	8,271,144	4.3
Christopher Monroe(6)	7,050,716	3.7
Thomas Kramer	675,464	*
Craig Barratt(7)	926,347	*
Blake Byers	300,000	*
Ronald Bernal(3)	—	—
Niccolo de Masi(8)	—	—
Harry L. You(8)	11,425,000	5.8
All directors and executive officers (9 individuals) as a group	32,562,172	16.2

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the beneficial owners is c/o IonQ, Inc., 4505 Campus Drive, College Park, MD 20740.
(2)

Consists of (i) 29,229,659 shares of common stock held by New Enterprise Associates 15, L.P. (“NEA 15”) and (ii) 48,193 shares of Common Stock held by NEA Ventures 2016, L.P (“NEA Ventures”). The shares directly held by NEA 15 are indirectly held by NEA Partners 15, L.P. (“NEA Partners 15”), the sole general partner of NEA 15, NEA 15 GP, LLC (“NEA 15 LLC”), the sole general partner of NEA Partners 15 and each of the individual managers of NEA 15 LLC. The individual Managers of NEA 15 LLC (collectively, the “Managers”) are Forest Baskett, Anthony A. Florence, Mohamad Makhzoumi, Peter Sonsini and Scott D. Sandell. The shares directly held by NEA Ventures are indirectly held by Karen P. Welsh, the general partner of NEA Ventures. NEA Partners 15, NEA 15 LLC and the Managers share voting and dispositive power with regard to the securities directly held by NEA 15. Ms. Welsh has voting and dispositive power with regard to the securities directly held by NEA Ventures. Ron Bernal, a member of the Company’s board of directors, and a Venture Partner at New Enterprise Associates, Inc. (“NEA”), has no voting or investment control over any of the shares held by NEA 15 and NEA Ventures. All indirect holders of the above referenced securities disclaim beneficial ownership therein except to the extent of their actual pecuniary interest.

(3)

Consists of (i) 4,556,532 shares of Common Stock held by GV 2019, L.P. and (ii) 17,350,506 shares of Common Stock held by GV 2016, L.P. GV 2019 GP, L.P. (the general partner of GV 2019, L.P.), GV 2019 GP, L.L.C. (the general partner of GV 2019 GP, L.P.), Alphabet Holdings LLC (the managing member of GV 2019 GP, L.L.C.), XXVI Holdings Inc. (the managing member of Alphabet Holdings LLC) and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may each be deemed to have sole voting and investment power over the securities held by GV 2019, L.P. GV 2016 GP, L.P. (the general partner of GV 2016, L.P.), GV 2016 GP, L.L.C. (the general partner of GV 2016 GP, L.P.), Alphabet Holdings LLC (the managing member of GV 2016 GP, L.L.C.), XXVI Holdings Inc. (the managing member of Alphabet Holdings LLC) and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may each be deemed to have sole voting and investment power over the securities held by GV 2016, L.P. The principal business address of GV 2019, L.P., GV 2019 GP, L.P., GV 2019 GP, L.L.C., GV 2016, L.P., GV 2016 GP, L.P., GV 2016 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc. and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, California 94043.

(4)	Consists of 3,913,501 shares of Common Stock issuable to Mr. Chapman pursuant to options exercisable within 60 days of September 30, 2021.
(5)

Consists of (i) 6,422,352 shares of Common Stock held by Mr. Kim, (ii) 229,410 shares of Common Stock issuable to Mr. Kim pursuant to options exercisable within 60 days of September 30, 2021, and (iii) 1,619,382 shares of Common Stock held by the Jungsang Kim Irrevocable Trusts For Children, dated January 27, 2021.

(6)	Consists of (i) 6,534,138 shares of Common Stock held by Mr. Monroe and (ii) 516,578 shares of Common Stock issuable to Mr. Monroe pursuant to options exercisable within 60 days of September 30, 2021.
(7)	Consists of 926,347 shares held by the Barratt-Oakley Trust dated November 29, 2004, of which Mr. Barratt is a trustee.
(8)

Consists of (i) 7,425,000 shares of Common Stock held by dMY Sponsor III, LLC (the “Sponsor”) and (ii) 4,000,000 shares of Common Stock issuable to the Sponsor pursuant to the Private Warrants exercisable within 60 days of September 30, 2021. The Sponsor is the record holder of the shares and Private Warrants reported herein. Each of Mr. You and Mr. de Masi are members of the Sponsor, and Mr. You is the manager of the Sponsor. Accordingly, Mr. You has voting and investment discretion with respect to the Common Stock held of record by the Sponsor. Mr. De Masi disclaims any beneficial ownership of any securities held by the Sponsor.

Certain Relationships and Related Business Combination

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Transactions” beginning on page 237 of the Proxy Statement/Prospectus and such descriptions are incorporated herein by reference.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against the Company or any members of its management team.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

dMY’s common stock and warrants were historically quoted on The New York Stock Exchange under the symbols “DMYI,” “DMYI-UN” and “DMYI-WT,” respectively. The Common Stock and Warrants are expected to begin trading on The New York Stock Exchange under the new trading symbols “IONQ” and “IONQ WS,” respectively, on October 1, 2021.

In connection with the Closing, each dMY unit was separated into its components, which consisted of one share of common stock and one warrant, and such units no longer exist. As of the Closing Date and following the completion of the Business Combination, the Company had 192,485,413 shares of the Common Stock issued and outstanding held of record by 240 holders, 11,500,000 Warrants outstanding held of record by 2 holders and 8,301,202 Legacy IonQ Warrants outstanding held of record by one holder.

Dividends

The Company has not paid dividends on its Common Stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning recent sales of unregistered securities.

Description of Registrant’s Securities

Common Stock

A description of the Common Stock is included in the Proxy Statement/Prospectus in the section titled “Description of Combined Company Securities—Common Stock Following the Business Combination” beginning on page 221 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Warrants and the Legacy IonQ Warrants is included in the Proxy Statement/Prospectus in the section titled “Description of Combined Company Securities—Warrants” beginning on page 224 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing summary is qualified in its entirety by reference to the text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.13 and incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s financial statements and supplementary data.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K concerning the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

The securities issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On September 30, 2021, the Audit Committee of the Company’s board of directors approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. EY previously served as the independent registered public accounting firm of Legacy IonQ prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), dMY’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by EY as the Company’s independent registered public accounting firm.

Withum’s report of independent registered public accounting firm dated June 1, 2021 on the dMY balance sheet as of December 31, 2020, the related statements of operations, changes in stockholders’ equity and cash flows for the period from September 14, 2020 (dMY’s inception) through December 31, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from September 14, 2020 (dMY’s inception) through December 31, 2020 and the subsequent interim period through June 30, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv)

of Regulation S-K) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference thereto in its reports on dMY’s financial statements for such periods. During the period from September 14, 2020 (dMY’s inception) through December 31, 2020 and the subsequent interim period through June 30, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with dMY’s initial public offering, which resulted in the restatement of dMY’s financial statements as set forth in Amendment No. 1 to dMY’s Form 10-K for the year ended December 31, 2020, as filed with the SEC on June 4, 2021.

During the period from September 14, 2020 (dMY’s inception) through December 31, 2020 and the subsequent interim period through June 30, 2021, (i) the Company did not both (a) consult with EY as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and (b) receive a written report or oral advice that EY concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Company did not consult EY on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Withum with a copy of the disclosures made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act of 1934, as amended (the “Exchange Act”) and requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Withum is attached hereto as Exhibit 16.1.

Item 5.01	Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Business Combination Agreement, a change of control of dMY has occurred, and the stockholders of dMY as of immediately prior to the Closing held 16.9% of the outstanding shares of Common Stock, on a fully diluted basis, immediately following the Closing.

Item 5.02	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the dMY stockholders considered and approved the 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan was previously approved, subject to stockholder approval, by dMY’s board of directors on August 9, 2021. The Equity Incentive Plan became effective immediately upon the Closing. The Equity Incentive Plan initially makes available a maximum number of 26,235,000 shares of Common Stock. Additionally, the number of shares reserved for issuance under the Equity Incentive Plan will automatically increase on January 1 of each year, starting on January 1, 2022 and ending on and including January 1, 2031, in an amount equal to the lesser of (i) 5% of the aggregate number of shares of Common Stock outstanding (or issuable upon conversion or exercise of outstanding instruments) on the final day of the immediately preceding calendar year, or (ii) such lesser number of shares as determined by the Board.

A summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 5—The Equity Incentive Plan Proposal” beginning on page 252 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.16 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the dMY stockholders considered and approved the 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by dMY’s board of directors on August 9, 2021. The ESPP became effective immediately upon the Closing. The ESPP initially makes available for sale a maximum number of 5,354,000 shares of Common Stock. Additionally, the number of shares reserved for issuance under the ESPP will automatically increase on January 1 of each year, starting on January 1, 2022 and ending on and including January 1, 2031, in an amount equal to the lesser of (i) 1% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year, or (ii) such lesser number of shares as determined by the Board.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 6—The Employee Stock Purchase Plan Proposal” beginning on page 261 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.19 and incorporated herein by reference.

Change in Control Severance Plan

On the Closing Date, each of the IonQ executive officers will become eligible to receive severance benefits under the terms of the IonQ, Inc. Change in Control Severance Plan. The Change in Control Severance Plan provides for severance benefits upon a “covered termination” that occurs outside of or during a “change in control period.” A summary of the terms of the Change in Control Severance Plan is set forth in the Proxy Statement/Prospectus in the section titled “IonQ Executive Compensation” beginning on page 207 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Change in Control Severance Plan, a copy of which is attached hereto as Exhibit 10.12 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the dMY stockholders considered and approved, among other things, Proposal No. 3-The Charter Proposal (the “Charter Proposal”), which is described in greater detail in the Proxy Statement/Prospectus beginning on page 247 of the Proxy Statement/Prospectus.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on September 30, 2021, includes the amendments proposed by the Charter Proposals.

On September 30, 2021, the Company’s board of directors approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the section titled “Description of Combined Company Securities” beginning on page 221 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Merger, on September 30, 2021, the Company’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Ethics can be found in the Investor Relations section of the Company’s website at www.ionq.com.

Item 5.06	Change in Shell Company Status.

As a result of the Merger, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Transaction Proposal” beginning on page 245 of the Proxy Statement/Prospectus, and such disclosure is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On September 30, 2021, the Company issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Legacy IonQ as of and for the years ended December 31, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed financial statements of Legacy IonQ as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 are set forth herein as Exhibit 99.2 and are incorporated herein by reference.

The audited financial statements of dMY as of and for the period from September 14, 2020 (inception) to December 31, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-44 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited financial statements of dMY as of and for the three and six months ended June 30, 2021 and the related notes are included in the dMY’s Quarterly Report on Form 10-Q filed on August 16, 2021, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and the unaudited pro forma combined statement of operations for the year ended December 31, 2020 is included in Exhibit 99.4, and is incorporated herein by reference.

(c) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

2.1+	Agreement and Plan of Merger, dated as of March 7, 2021, by and among dMY Technology Group, Inc. III, IonQ, Inc. and IonQ Trap Acquisition Inc.	8-K	001-39694	2.1	March 8, 2021

3.1*	Amended and Restated Certificate of Incorporation of IonQ, Inc.

3.2*	Amended and Restated Bylaws of IonQ, Inc.

4.1	Specimen Common Stock Certificate.	S-4	333-254840	4.4	August 11, 2021

4.2	Specimen Warrant Certificate.	S-1	333-249524	4.3	October 16, 2020

4.3	Warrant Agreement, dated November 12, 2020, between Continental Stock Transfer & Trust Company and IonQ, Inc.	8-K	001-39694	4.1	November 17, 2020

10.1*	Amended and Restated Registration Rights Agreement, dated September 30, 2021, between and among the investors party thereto and IonQ Inc.

10.2	Form of Subscription Agreement.	8-K	001-39694	10.1	March 8, 2021

10.3	Hyundai Subscription Agreement.	8-K	001-39694	10.2	March 8, 2021

10.4	Kia Subscription Agreement.	8-K	001-39694	10.3	March 8, 2021

10.5	MSD Subscription Agreement.	8-K	001-39694	10.4	March 8, 2021

10.6+	Silver Lake Subscription Agreement.	8-K	001-39694	10.5	March 8, 2021

10.7+	BVE Subscription Agreement.	8-K	001-39694	10.6	March 8, 2021

10.8	Form of Venture Capital / Other Investors Subscription Agreement.	8-K	001-39694	10.7	March 8, 2021

10.9	Form of Sponsor Support Agreement.	8-K	001-39694	10.8	March 8, 2021

10.10	Form of Stockholder Support Agreement.	8-K	001-39694	10.9	March 8, 2021

10.11	Form of Lock-Up Agreement.	8-K	001-39694	10.10	March 8, 2021

10.12#	IonQ, Inc. Change in Control Severance Plan and Summary Plan Description	S-4/A	333-254840	10.36	August 5, 2021

10.13*#	Form of Indemnification Agreement of IonQ, Inc.

10.14*#	2015 Equity Incentive Plan.

10.15*#	Form of Stock Option Grant Notice and Option Agreement under 2015 Equity Incentive Plan.

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

10.16*#	2021 Equity Incentive Plan.

10.17*#	Forms of Option Grant Notice and Option Agreement under 2021 Equity Incentive Plan.

10.18*#	Forms of Restricted Stock Unit Grant Notice and Award Agreement under the 2021 Equity Incentive Plan.

10.19*#	2021 Employee Stock Purchase Plan.

10.20*	Amended and Restated Office Lease, by and between University of Maryland - College Park and IonQ, Inc.

10.21	Warrant to Purchase Shares, dated November 27, 2019, issued to Amazon.com NV Investment Holdings LLC by IonQ, Inc.	S-4/A	333-254840	10.33	July 16, 2021

10.22†	License Agreement, dated July 19, 2016, among the University of Maryland, Duke University and IonQ, Inc.	S-4/A	333-254840	10.20	June 17, 2021

10.23†	Amendment No. 1 to Exclusive License Agreement, dated September 22, 2017, between Duke University and IonQ, Inc.	S-4/A	333-254840	10.21	June 17, 2021

10.24	Form of Stock Issuance Agreement, by and between the University of Maryland and/or Duke University and IonQ, Inc.	S-4/A	333-254840	10.32	June 17, 2021

10.25†	Amendment No. 1 to Exclusive License Agreement, dated October 11, 2017, between the University of Maryland and IonQ, Inc.	S-4/A	333-254840	10.22	June 17, 2021

10.26†	Amendment No. 2 to Exclusive License Agreement, dated October 4, 2018, between Duke University and IonQ, Inc.	S-4/A	333-254840	10.23	June 17, 2021

10.27†	Amendment No. 2 to Exclusive License Agreement, dated October 9, 2018, between the University of Maryland and IonQ, Inc.	S-4/A	333-254840	10.24	June 17, 2021

10.28†	Amendment No. 3 to Exclusive License Agreement, dated April 27, 2021, between Duke University and IonQ, Inc.	S-4/A	333-254840	10.25	June 17, 2021

10.29†	Amendment No. 4 to Exclusive License Agreement, dated April 27, 2021, between Duke University and IonQ, Inc.	S-4/A	333-254840	10.26	June 17, 2021

10.30†	Exclusive Option Agreement, dated July 15, 2016, between Duke University and IonQ, Inc.	S-4/A	333-254840	10.27	June 17, 2021

10.31†	First Amendment to Option Agreement, dated December 18, 2020, between Duke University and IonQ, Inc.	S-4/A	333-254840	10.28	June 17, 2021

10.32	Second Amendment to Option Agreement, dated March 19, 2021, between Duke University and IonQ, Inc.	S-4/A	333-254840	10.29	June 17, 2021

10.33†	Exclusive Option Agreement, dated July 15, 2016, between the University of Maryland and IonQ, Inc.	S-4/A	333-254840	10.30	June 17, 2021

Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

10.34	Amendment to Option Agreement, dated February 4, 2021, between the University of Maryland and IonQ, Inc.	S-4/A	333-254840	10.31	June 17, 2021

16.1*	Letter from WithumSmith+Brown, PC.

21.1*	List of Subsidiaries.

99.1*	Press Release, dated September 30, 2021.

99.2*	Unaudited condensed financial statements of IonQ as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.

99.3*	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and the year ended December 31, 2020.

99.4*	Management’s Discussion and Analysis of Financial Condition and Results of Operations for IonQ, Inc. for the six months ended June 30, 2021 and 2020 and for the years ended December 31, 2020 and 2019.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
†

Certain portions of this exhibit (indicated by asterisks) have been omitted pursuant to Item 601(b)(10) of Regulation S-K because they are both not material and are the type that IonQ treats as private or confidential.

+

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. IonQ agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

#	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IONQ, INC.

Dated: October 4, 2021

	By:	/s/ Thomas Kramer
Thomas Kramer
Chief Financial Officer